Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

SCHEDULE OF INVESTMENTS
At March 31, 2026
(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.2%
International Equity Funds - 11.5%
iShares Core MSCI EAFE ETF (A)	117,025	$ 10,594,273
iShares Core MSCI Emerging Markets ETF (A)	172,939	12,062,495
iShares MSCI EAFE ETF (A)	92,839	9,017,452
iShares MSCI EAFE Small-Cap ETF (A)	3,544	277,885
Vanguard FTSE Developed Markets ETF (B)	157,767	10,109,710
		42,061,815
U.S. Equity Funds - 26.3%
iShares Core S&P 500 ETF (A)	41,507	27,112,787
iShares Core S&P Mid-Cap ETF (A)	130,658	8,823,335
iShares Russell 2000 ETF (A)(C)	22,063	5,471,624
State Street SPDR S&P 500 ETF Trust (C)(D)	42,032	27,335,091
Vanguard S&P 500 ETF (B)	45,849	27,397,070
		96,139,907
U.S. Fixed Income Funds - 61.4%
iShares Core U.S. Aggregate Bond ETF (A)	698,399	69,330,069
Schwab U.S. Aggregate Bond ETF (C)(E)	3,015,454	70,018,842
Vanguard Intermediate-Term Corporate Bond ETF (B)(C)	196,471	16,257,975
Vanguard Total Bond Market ETF (B)	934,360	68,806,270
		224,413,156
Total Exchange-Traded Funds (Cost $354,820,122)		362,614,878
	Shares	Value
OTHER INVESTMENT COMPANY - 6.3%
Securities Lending Collateral - 6.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.64% (F)	23,228,982	$ 23,228,982
Total Other Investment Company (Cost $23,228,982)		23,228,982

	Principal	Value
REPURCHASE AGREEMENT - 0.1%
Fixed Income Clearing Corp., 1.35% (F), dated 03/31/2026, to be repurchased at $253,917 on 04/01/2026. Collateralized by a U.S. Government Obligation, 3.75%, due 06/30/2027, and with a value of $259,083.	$ 253,908	253,908
Total Repurchase Agreement (Cost $253,908)		253,908
Total Investments (Cost $378,303,012)		386,097,768
Net Other Assets (Liabilities) - (5.6)%		(20,441,934)
Net Assets - 100.0%		$ 365,655,834
INVESTMENT VALUATION:

Valuation Inputs (G)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$362,614,878	$—	$—	$362,614,878
Other Investment Company	23,228,982	—	—	23,228,982
Repurchase Agreement	—	253,908	—	253,908
Total Investments	$385,843,860	$253,908	$—	$386,097,768
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	The shareholder reports for the iShares ETFs and BlackRock ETFs can be found at the following location: https://blackrock.com/fundreports.
(B)	The shareholder reports for Vanguard ETFs can be found at the following location: Vanguard - Forms and Literature.
(C)
All or a portion of the security is on loan. The total value of the securities on loan is $50,719,230, collateralized by cash collateral of $23,228,982 and non-cash collateral, such as U.S. government securities of $28,535,407. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(D)	The shareholder reports for SPDR ETFs can be found at the following location: http://www.ssga.com/us/en/institutional/fund-finder?tab=documents&type=etfs.
(E)	The shareholder reports for Schwab ETFs can be found at the following location: Our investment products | Schwab Funds.
(F)	Rate disclosed reflects the yield at March 31, 2026.
(G)
There were no transfers in or out of Level 3 during the period ended March 31, 2026. Please reference the Investment Valuation section of the Notes to
Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Series Trust

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

NOTES TO SCHEDULE OF INVESTMENTS
At March 31, 2026
(unaudited)
INVESTMENT VALUATION
Transamerica Goldman Sachs Managed Risk - Conservative ETF VP (the "Portfolio") is a series of the Transamerica Series Trust.
Transamerica Asset Management, Inc. (“TAM”) has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at March 31, 2026, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Transamerica Series Trust